UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020 (March 25, 2020)

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(484) 893-0060

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EDNT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2020, Edison Nation, Inc. (the “Company”) filed a certificate of amendment to the Company’s articles of incorporation with the Secretary of State of the State of Nevada in order to: (i) increase the number of shares of the Company’s authorized preferred stock, par value $0.001 per share, from 0 shares to 30,000,000 shares of preferred stock; (ii) clarify the application of the forum selection clause in the Company’s amended and restated articles of incorporation, specifically that such clause does not apply to federal causes of actions arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) include affirmative changes to correspond to the Company’s First Amended and Restated Bylaws, confirming that the Company’s shareholders may vote by written consent.

The foregoing description of the amendment and restatement of the Company’s articles of incorporation is qualified in its entirety by reference to the full text of the Second Amended and Restated Articles of Incorporation of Edison Nation, Inc., a copy of which is attached hereto as Exhibit 3.1, and incorporated into this Item 5.03 by reference.

Item 8.01.	Other Events.

In order to manufacture many of the Company’s products, the Company purchases components from several key China-based suppliers, Jiada Toys Co., Ltd., Hangzhou Heli Electronics Co., Limited, King Honor Enterprises Limited and Major Toys Limited. The Company’s Asian office is located adjacent to China, in Hong Kong. As a result of the rapid spread of the novel coronavirus (“COVID-19”), China began quarantines related to COVID-19 on January 23, 2020 and Hong Kong imposed a compulsory nationwide quarantine on March 19, 2020. In addition, the Company has a number of suppliers and customers located in other parts of Asia, which have also been severely impacted by the spread of COVID-19, with many Asian nations correspondingly imposing quarantines on their citizens.

The Company’s Asian operations and suppliers usually suspend operations for the Chinese New Year, which began on January 25th and ended February 8th this year. However, as a result of the COVID-19 quarantines described above, the Company’s operations in Asia have been unable to fully resume since the end of the Chinese New Year, with an immediate result of such on-going operational suspension being that the Company’s finance team will be unable to complete the preparation of the Company’s consolidated financial statements and its Annual Report on Form 10-K until after March 30, 2020. Accordingly, the Company will be unable to file its 2019 Annual Report on Form 10-K by the original deadline of March 30, 2020. The Company expects operations to fully resume in the 2nd quarter of 2020.

Therefore, the Company is relying on the Securities and Exchange Commission’s order dated March 4, 2020 (Release No. 34-88318), the Securities and Exchange Commission’s order dated March 25, 2020 (Release No. 34-88465), and Rule 12b-25 of the Exchange Act, to extend the due date for the filing of its 2019 Annual Report on Form 10-K until May 14, 2020 (45 days after the original due date). The Company will work diligently to comply with such requirement and, at this time, management believes that it will need the entire available extension period.

In reliance on the aforementioned SEC order, the Company intends to include the following risk factor in its 2019 Annual Report on Form 10-K:

“Our business operations have been and may continue to be materially and adversely affected by the outbreak of the novel respiratory illness coronavirus (“COVID-19”).

On March 11, 2020, the World Health Organization declared the outbreak of the novel respiratory illness COVID-19 a pandemic. The new strain of COVID-19 is considered to be highly contagious and poses a serious public health threat. The outbreak of COVID-19 emerged in China, where many of the Company’s suppliers and customers are located. COVID-19 has been expanding within Asia and globally, such that the Company’s operations in Asia have been largely suspended since January 2020.

Any outbreak of such epidemic illness or other adverse public health developments may materially and adversely affect the global economy, our markets and our business. In the first quarter of 2020, the COVID-19 outbreak has caused disruptions in our manufacturing operations, which have resulted in delays in the shipment of products to certain of our customers and ultimately, a suspension of our Asian operations in January 2020. A prolonged disruption or any further unforeseen delay in our operations of the manufacturing, delivery and assembly process within any of our production facilities could continue to result in delays in the shipment of products to our customers, increased costs and reduced revenue.

We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition may be materially and adversely affected as a result of the deteriorating market outlook for automobile sales, the slowdown in regional and national economic growth, weakened liquidity and financial condition of our customers or other factors that we cannot foresee. Any of these factors and other factors beyond our control could have an adverse effect on the overall business environment, cause uncertainties in the regions where we conduct business, cause our business to suffer in ways that we cannot predict and materially and adversely impact our business, financial condition and results of operations.”

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation of Edison Nation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 26, 2020

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer